Prepaid expenses and other current assets	6 Months Ended
Jun. 30, 2021
Evolv Technologies Holdings, Inc.
Prepaid expenses and other current assets

5. Prepaid expenses and other current assets

Prepaid expenses and other current assets consisted of the following (in thousands):

	June 30,	December 31,
	2021	2020
Prepaid deposits	$2,949	$—
Deferred transaction costs	2,875	—
Short-term contract assets	2,034	—
Prepaid subscriptions	314	594
Other	223	306
Total	$8,395	$900